Exhibit 99.1

Innovative Solutions & Support, Inc. Announces Acquisition of Several Honeywell Product Lines

Acquisition expected to be accretive in fiscal year 2024 with opportunity to expand post-integration

New Bank Facility Secured

EXTON, Pa., July 10, 2023--(BUSINESS WIRE)--Innovative Solutions & Support, Inc. ("IS&S" or the "Company") (NASDAQ: ISSC) today announced that it has entered into an exclusive license and acquired key assets for certain Inertial, Communication and Navigation product lines from Honeywell International, Inc..

Shahram Askarpour, Chief Executive Officer, said, "We are pleased to announce the exclusive licensing of these product lines from Honeywell Aerospace. This is a unique opportunity that enhances our current offerings in the Air Transport, Military and Business Aviation markets. In addition, there are potential cost synergies from leveraging our skilled engineering team and better utilizing existing operational capacity in Exton. We also believe this agreement can help to accelerate growth of the IS&S franchise by enhancing our global reputation for delivering some of the industry’s best price-for-performance value propositions.”

Under the asset purchase and license agreement, IS&S will license the exclusive Intellectual Property rights to manufacture, upgrade and repair certain Honeywell Inertial, Communication and Navigation products. The purchased assets include existing inventory as well as test, tooling and other equipment required to manufacture, repair, and upgrade the products.

Mike Linacre, Chief Financial Officer, added, “These product lines have attractive margin profile characteristics that are an essential element of our strategy. Consequently, once they’ve been integrated into our operations, we expect the transaction to materially contribute to our revenues and EBITDA. We also expect the resulting EPS to be accretive in fiscal 2024, with the potential for additional net income increases in future years from various synergies.

Coincident with this acquisition, IS&S has secured bank facilities to maintain ample liquidity for ongoing operations and potential future acquisitions. These facilities and cash on hand were used to fund the total purchase price for the transaction.”

Conference Call

The Company will be hosting a conference call on Thursday July 13, 2023 at 10:00AM ET to discuss the acquisition. Please use the following dial-in number to register your name and company affiliation for the conference call: 1-844-739-3798 and ask to join the Innovative Solutions & Support call. The call will also be carried live on the following web site:

https://event.choruscall.com/mediaframe/webcast.html?webcastid=15w2Z9bp

About Innovative Solutions & Support, Inc.

Headquartered in Exton, Pa., Innovative Solutions & Support, Inc. (www.innovative-ss.com) is a systems integrator that designs and manufactures flight guidance and cockpit display systems for Original Equipment Manufacturers (OEMs) and retrofit applications. The company supplies integrated Flight Management Systems (FMS), Auto-Throttle Systems and advanced GPS receivers for precision low carbon footprint navigation.

In addition to the historical information contained herein, this press release contains “forward-looking statements” within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, statements about future revenue, financial performance and profitability, future business opportunities, and the impact of the Honeywell asset acquisition and other acquisitions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions, risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the Honeywell asset acquisition, into its operations; a reduction in anticipated orders; an economic downturn; changes in the competitive marketplace and/or customer requirements; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the economic and business environments in which the Company operates. Such factors are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Mike Linacre – CFO

610-646-9800 X550